EXHIBIT 10.3

This instrument, when recorded,

should be returned to:

Christopher J. Moore

Orrick, Herrington & Sutcliffe LLP

666 Fifth Avenue

New York, NY  10103-0001

Cross Reference:

Book 1409

Floyd County, Georgia

AMENDMENT NO. 1 TO SUBORDINATED DEED
TO SECURE DEBT AND SECURITY AGREEMENT (P1)

THIS AMENDMENT NO. 1 TO SUBORDINATED DEED TO SECURE DEBT AND SECURITY AGREEMENT (P1) (this “Amendment”) is made as of May 22, 2009, by and among (i) OGLETHORPE POWER CORPORATION, (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the State of Georgia (herein, together with its successors and permitted assigned, called “Oglethorpe”), (ii) AMBAC ASSURANCE CORPORATION (formerly known as AMBAC Indemnity Corporation), a Wisconsin-domiciled stock insurance corporation (together with its successors and assigns, called “AMBAC”) and (iii) U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as successor in interest to Suntrust Bank, Atlanta, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (herein, together with its successors and permitted assigns, called the “Co-Trustee” or the “Facility Lessor”, and together with AMBAC, the “Beneficiaries”).  Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Subordinated Deed (as defined below) or in Appendix A thereto, as heretofore amended.

W I T N E S S E T H  T H A T

WHEREAS, in connection with the transactions contemplated by the Participation Agreement, Oglethorpe secured the payment, performance and observance of certain of its obligations under the Operative Documents and the AMBAC Guaranty to AMBAC and the Facility Lessor under the Subordinated Deed to Secure Debt and Security Agreement (P1), dated as of December 30, 1996 and filed for record on August 7, 1997 in Book 1409 Page 386 of the Floyd County, Georgia land records (the “Subordinated Deed”);

WHEREAS, the Secured Obligations are obligations such as reimbursement and indemnification obligations and not indebtedness evidenced by a note or for the payment of borrowed money and are therefore exempt from the payment of intangible recording tax under the laws of the State of Georgia;

WHEREAS, pursuant to Section 8.5 and Section 8.6 of the Participation Agreement, Oglethorpe has caused Berkshire to deliver (a) to the Head Lessee and the Owner Participant, the Surety Bond (Head Lease-P1) No. 98SRD102494 issued by Berkshire (as amended from time to time, the “Berkshire Head Lease Surety Bond”), and (b) to the Facility Sublessor and the Facility Lessor, Surety Bond (Facility Sublease-P1) No. 98SRD102495 issued by Berkshire (as amended from time to time, the “Berkshire Sublease Surety Bond” and, together with the Berkshire Head Lease Surety Bond, the “Berkshire Surety Bonds”);

WHEREAS, pursuant to the Berkshire Guaranty Agreement, dated as of May 22, 2009, Oglethorpe has agreed to reimburse Berkshire for any payments made under the Berkshire Surety Bonds; and

WHEREAS, in connection with the issuance by Berkshire of the Berkshire Surety Bonds, Oglethorpe has agreed to grant Berkshire a security interest in the same collateral as the Beneficiaries, and Oglethorpe and the Beneficiaries have agreed to amend the Subordinated Deed to make Berkshire a secured party thereunder.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.              Amendments to Appendix A (Definitions) to the Subordinated Deed

Appendix A to the Subordinated Deed is hereby amended as follows:

(i)            by deleting the defined term “AMBAC Indemnity” and replacing the definition of “AMBAC”, in its entirety, with the following language:

“AMBAC” shall mean Ambac Assurance Corporation (formerly named AMBAC Indemnity Corporation), a Wisconsin-domiciled stock-insurance corporation.  Any reference herein to “AMBAC Indemnity” shall be a reference to “AMBAC.”

(ii)           by adding the following definitions thereto:

 “Berkshire” shall mean Berkshire Hathaway Assurance Corporation.

“Berkshire Guaranty Agreement” shall mean the Berkshire Guaranty Agreement (P1), dated as of May 22, 2009, by and between Oglethorpe and Berkshire.

“Berkshire Head Lease Surety Bond” shall mean the Surety Bond (Head Lease-P1) No. 98SRD102494 issued by Berkshire in favor of the Head Lessee and the Owner Participant.

“Berkshire Sublease Surety Bond” shall mean the Surety Bond (Facility Sublease-P1) No. 98SRD102495 issued by Berkshire in favor of the Facility Sublessor and the Facility Lessor.

“Berkshire Surety Bonds” shall mean, collectively, the Berkshire Head Lease Surety Bond and the Berkshire Sublease Surety Bond.

Section 2.              Other Amendments to the Subordinated Deed

(a)           The seventh “WHEREAS” clause of the Subordinated Deed is hereby amended by replacing the words “Qualifying Surety Bonds” with “Surety Bonds (as defined in the AMBAC Guaranty”.

(b)           The Subordinated Deed is hereby amended by adding the following “WHEREAS” clause after the seventh “WHEREAS” clause thereof:

“WHEREAS, pursuant to the Berkshire Guaranty Agreement, Oglethorpe has agreed to reimburse Berkshire for payments made under the Berkshire Surety Bonds and to secure such reimbursement obligation by providing a lien, security title and security interest identified in the fifth “WHEREAS” above.”

(c)           The opening paragraph of the Granting Clause of the Subordinated Deed is hereby amended and replaced in its entirety with the following paragraph:

“To secure all of the due and punctual payment, performance and observance by Oglethorpe of all of (a) Oglethorpe’s obligations to the Facility Lessor and the Owner Participant under the Operative Documents, (b) Oglethorpe’s obligations to AMBAC under the AMBAC Guaranty, and (c) Oglethorpe’s obligations to Berkshire under the Berkshire Guaranty Agreement (items (a), (b) and (c) collectively referred to hereinafter as the “Secured Obligations”; it being acknowledged and agreed that the Secured Obligations are obligations such as reimbursement and indemnification obligations and are not indebtedness evidenced by a note or for the payment of borrowed money and are therefore exempt from the payment of intangible recording tax under the laws of the State of Georgia), Oglethorpe hereby grants, bargains, sells and conveys unto AMBAC, Berkshire and the Facility Lessor (for itself and for the benefit of the Owner Participant) (collectively, the “Subordinated Secured Parties”) all rights, title and interests of Oglethorpe in, to and under, and grants to the Subordinated Secured Parties a security interest in, each and all of the following described property, rights and privileges (such property, rights and privileges being hereinafter referred collectively, the “Subordinated Collateral”):”

(d)           Section 2 of the Subordinated Deed is hereby amended and replaced in its entirety with the following paragraph:

“Any amounts received in respect of a sale of any of the Subordinated Collateral after a Subordinated Deed to Secure Debt Event of Default (as defined herein) shall have occurred and be continuing shall be applied or distributed ratably among (i) Berkshire (or if (x) the Berkshire Surety Bonds have been terminated and all amounts owing to Berkshire under the Berkshire Guaranty Agreement have been indefeasibly paid in full, or (y) no amounts are then owed to Berkshire under the Berkshire Guaranty Agreement, AMBAC), (ii) the Owner Participant and (iii) the Facility Lessor, pari passu, according to the Secured Obligations held by each.

Upon payment in full of the Secured Obligations, the balance, if any, of such amounts remaining shall be distributed to Oglethorpe.”

(e)           Section 3.1 of the Subordinated Deed is hereby amended and replaced in its entirety with the following paragraph:

“The term “Subordinated Deed to Secure Debt Event of Default,” wherever used herein, shall mean the occurrence of a Head Lessor Event of Default or the failure of Oglethorpe to promptly perform any of its obligations under this Subordinated Deed to Secure Debt, the AMBAC Guaranty or the Berkshire Guaranty Agreement.”

(f)            Section 6.3 of the Subordinated Deed is hereby amended by adding the following contact information:

“If to Berkshire:

Berkshire Hathaway Assurance Corporation
c/o Berkshire Hathaway Group
100 First Stamford Place
Stamford, CT 06902
Attn: General Counsel
Facsimile No.: (203) 363 5221

with copies to:

Berkshire Hathaway Assurance Corporation
3024 Harney Street
Omaha, NE 68131
Attention: President
Facsimile No.: (402) 916-3237

and

Robert E. Bennett
99 Mill Lane
Norwell, MA 02061
Facsimile No.: (781) 659-2491”

Section 3.              Reference to Subordinated Deed

Except as herein amended, the Subordinated Deed shall remain in full force and effect.  As amended hereby, the Subordinated Deed is hereby ratified, approved and confirmed in all respects.  On and after the date hereof, each reference to the Subordinated Deed made in the Subordinated Deed or any agreement, document or instrument executed and delivered pursuant to the Subordinated Deed by the parties hereto, shall mean and be a reference to the Subordinated Deed as amended hereby and by the Amendment, Release and Consent Agreement, dated as of July 30, 1999.

Section 4.              Successors and Assigns

This Amendment shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.  Except as expressly provided herein or in the other Operative Documents, no party hereto may assign its interests herein without the consent of the other parties hereto.

Section 5.              Governing Law

This Amendment shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance, except to the extent the law of the State of Georgia is mandatorily applicable.

Section 6.              Severability

If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

Section 7.              Counterparts

This Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

Section 8.              Limitation of Liability

It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by U.S. Bank National Association, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by the U.S. Bank National Association but is made and intended for the purpose of binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Amendment.  In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and the Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

 (Signature pages follow)

IN WITNESS WHEREOF, the parties have each caused this Amendment to be duly executed as of the day and year first written above.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)

By:	/s/ Thomas A. Smith
	Name:	Thomas A. Smith
	Title:	President and Chief Executive Officer

(CORPORATE SEAL)

Attest:	/s/ Patricia N. Nash
	Name:	Patricia N. Nash
	Title:	Secretary

Signed, sealed and delivered in the presence of:

/s/ Thomas J. Brendiar
Unofficial Witness

/s/ Sharon H. Wright
Notary Public

My commission expires:	October 14, 2011

[Notary Seal]

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, except as expressly provided herein, but solely as Co-Trustee under the Trust Agreement

By:	/s/ Jack Ellerin
	Name:	Jack Ellerin
	Title:	Vice President

Signed, sealed and delivered in the presence of:

/s/ Muriel Shaw
Unofficial Witness

/s/ Sonia S. Henry
Notary Public

My commission expires:	July 21, 2012

[Notary Seal]

AMBAC ASSURANCE CORPORATION

By:	/s/ Michael C. Morcom
	Name:	Michael C. Morcom
	Title:	First Vice President

Signed, sealed and delivered in the presence of:

/s/ [signature illegible]
Unofficial Witness

/s/ Jean Kim
Notary Public

My commission expires:	December 27, 2012

[Notary Seal]

Acknowledged and consented to by:

UTRECHT-AMERICA FINANCE CO.

By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Assistant Secretary

By:	/s/ Margaret Schaubeck
	Name:	Margaret Schaubeck
	Title:	Assistant Treasurer

Signed, sealed and delivered in the presence of:

/s/ Geert C. Kortlandt
Unofficial Witness

/s/ Shannon Smith
Notary Public

My commission expires:	November 5, 2011

[Notary Seal]

SCHEDULE TO EXHIBIT 10.3

AMENDMENT NO. 1 TO SUBORDINATED DEED TO SECURE DEBT AND SECURITY AGREEMENT (P1)

The following table indicates for each transaction the name of the corresponding Owner Participant:

Amendment to Agreement	Date	Owner Participant

P2	May 22, 2009	Philip Morris Capital Corporation

F3	May 22, 2009	First Chicago Leasing Corporation

F4	May 22, 2009	First Chicago Leasing Corporation

N6	May 22, 2009	Philip Morris Capital Corporation (transferee from NationsBanc Leasing & R.E. Corporation)